RECLAMATION AND REMEDIATION LIABILITIES - Disclosure of detailed information about changes in the assumptions and estimates (Details) - DeLamar Project [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Reclamation And Remediation Bonds [Line Items]
Discount Rate	4.03%	3.97%	1.90%
Long Term Annual Inflation Rate	2.00%	2.00%	2.30%
Undiscounted Estimated Future Costs	$ 104.2	$ 91.6	$ 85.9